Corporate Presentation

May 2020

Beyond Air
The Magic of Breathing


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Beyond Air
The Magic of Breathing

Forward Looking Statement

This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Beyond Air, Inc. (the "Company") nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Company files annual, quarterly and other reports with the Securities and Exchange Commission (the "SEC") including its Annual Report on Form 10-K for the year ended March 31, 2019 (the "Form 10-K") which was filed on June 28, 2019. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. For a more complete discussion of the risk factors affecting our business, please refer to the Form 10-K.

Our public communications, including this presentation, and SEC filings, may contain statements related to future, not past, events. These forward-looking statements are based upon current beliefs and expectations of Beyond Air's management and are subject to significant risks and uncertainties. These forward-looking statements often, but not always, may be identified by the use of words such as "believes," "estimates," "anticipates," "targets," "expects," "plans," "projects," "intends," "predicts," "may," "could," "might," "will," "should," "approximately," potential" or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

These forward-looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the patient market size and market adoption of our products by physicians and patients, the timing and cost of clinical trials for our products or whether such trials will be conducted at all, completion and receiving favorable results of clinical trials for our products, the development and approval of the use of nitric oxide for additional indications, FDA approval of, or other regulatory action with respect to, the timing, cost or other aspects of the commercial launch of our products and the commercial launch and future sales of our products or any other future products or product candidates. The extent to which the COVID-19 pandemic and global efforts to contain its spread will impact our operations, including the ability to conduct our preclinical studies and clinical trials or rely on our third-party manufacturing and supply chain, will depend on future developments, which are highly uncertain and cannot be predicted at this time, and include the duration, severity and scope of the pandemic and the actions taken to contain or treat the COVID-19 pandemic.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated or not at all. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward looking statements contained in this presentation.

Beyond Air: Revolutionizing the Delivery of Nitric Oxide (NO)

Beyond Air has developed LungFit™ to treat respiratory conditions and a proprietary delivery system targeting solid tumors

LungFit™

- Beyond Air's LungFit™ generator and delivery system generates NO from ambient air, eliminating the need for expensive and cumbersome cylinders
- Beyond Air's system provides significant advantages over approved NO cylinder based systems currently used in hospitals around the world AND may allow for use in the home setting to treat certain respiratory conditions

LungFit™ Indications Address Large Markets

Target Patient Population	US Sales Potential	WW Sales Potential	Launch Year(1)
Pulmonary Hypertension(2) (in-hospital)	>$300 million	>$600 million	2021
COVID-19 (in-hospital)	Not available	Not available	2021
Bronchiolitis(3) (in-hospital)	>$500 million	>$1.2 billion	2023
Severe Lung Infections(4) (at home)	>$3 billion	>$8 billion	2025

Demonstrated Safety Profile

- More than 2,000 treatments in over 110 patients across 9 studies at NO concentrations ≥150 parts per million (ppm)
- No Serious Adverse Events (SAEs) related to NO therapy

Solid Tumors

- Ultra High Concentration Nitric Oxide may have anti tumor properties
- Beyond Air's tumor targeting delivery system allows for local ablation
- In vitro and in vivo pre-clinical work has been performed

(1) Anticipated first launch on a global basis pending appropriate regulatory approvals
(2) Market size source: MNK public filings, LTM 4Q19 sales of INOmax system
(3) Market size source: Pelletier et al. Direct medical costs of hospitalizations in the United States, Pediatrics 2006
(4) Company estimates for NTM and COPD exacerbation markets

Beyond Air
The Magic of Breathing

Beyond Air: Revolutionizing the Delivery of Nitric Oxide (NO)

Estimated Timeline for Pipeline Progress and Commercialization[1] (calendar year)

ProgramPr	1H20	2H20	1H21	2H21
LungFit™ PH Pulmonary Hypertension (PPHN & Heart Surgery[2])		Submit PMA to US FDA	**US FDA approval anticipated: Commercial launch in the US and Israel**	Continue to launch globally
LungFit™ COVID-19	**Initiate US COVID-19 treatment study and scale-up manufacturing pending FDA approvals**	**Report study data; discuss approval options with FDA & other regulatory agencies; manufacture product**	**Supply globally as needed**	**Supply globally as needed**
LungFit™ Bronchiolitis	Report data from pilot study in Israel	Pivotal study initiation delayed due to COVID-19 pandemic		Begin pivotal study in the US if pandemic conditions allow
LungFit™ Home nontuberculous Mycobacteria Lung Infection	Home study initiation delayed due to COVID-19 pandemic	Begin self-administration at home study	**Report preliminary data from home study**	**Report full dataset from home study**
LungFit™ Home Lung Infections in COPD Patients	Begin in vitro testing		Report in vitro data	Begin pilot study (pending resource availability)
Solid Tumors Multiple solid tumors	Data presentation at major medical conference delayed due to COVID-19 pandemic		Present pre-clinical data at a major medical conference	Potentially Initiate a First In Man Study

Beyond Air™ The Magic of Breathing

(1) Company estimates
(2) In territories where NO is already approved

Nitric Oxide (NO) is Naturally Occurring in the Human Body(1)


Antimicrobial
Apoptosis
Cell proliferation
Angiogenesis
Nitric Oxide
Immune response
Neurotransmission
Cardiovascular homeostasis

(1) Bian K & Murad F. Nitric Oxide, (2014) | Bodgan C. Trends in Immunol, (2015)

NO Already Plays a Major Role in the Human Immune System

Functions of NO in the immune system

Source of NO (cell type)	Category	Effector function
Macrophages, microglia, neutrophils, eosinophils, fibroblasts, endothelial cells, epithelial cells	Antimicrobial activity	Killing or reduced replication of infectious agents (viruses, bacteria, protozoa, fungi and helminths)
Macrophages, eosinophils	Anti-tumor activity	Killing or growth inhibition of tumor cells
Macrophages, microglia, astroglia, keratinocytes, mesangial cells	Tissue-damaging effect (immunopathology)	Necrosis or fibrosis of the parenchyma
Macrophages ('suppressor phenotype')	Anti-inflammatory — immunosuppressive effect	Immunoregulatory functions Inhibition of T and B cell proliferation, leukocyte recruitment (adhesion, extravasation, chemotaxis), Antibody production by CD5+B cells, autoreactive T and B cell diversification
Macrophages, T cells, endothelial cells, fibroblasts	Modulation of the production and function of cytokines, chemokines and growth factors	Up- and downregulation, e.g., of: IL-1, IL-6, IL-8, IL-10, IL-12, IL-18, IFN-γ, TNF TGF-β, G-CSF, M-CSF, VEGF, MIP-1α, MIP-2, MCP-1
Macrophages	T helper cell deviation	Induction and differentiation of TH1 cells Suppression of TH1 (and TH2) cell responses Suppression of tolerogenic T cell responses

*Tripathi et al, *FEMS Immunology and Medical Microbiology*, December 2017*

LungFit™: The Magic of Breathing

Nitric Oxide (NO)




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Beyond Air: Active Pipeline

Product	Indication	Development Status	Key Dates[1]	US Sales Potential[2]	Worldwide Sales Potential[2]
LungFit™ PH (Pulmonary Hypertension)	In-Hospital use for PPHN and cardiac surgery	Final preparations for PMA submission	PMA filing late summer 2020 US Launch 1H21	>$300 million	>$600 million
LungFit™	COVID-19	Pilot phase	Initiate US COVID-19 treatment study 2Q20	N/A	N/A
LungFit™	Bronchiolitis	Pivotal phase	Pivotal starts 4Q21 US Launch 2023	>$500 million Beyond Air to commercialize	>$1.2 billion
LungFit™ Home	*Nontuberculous mycobacteria* (NTM) lung infection	Pilot phase	4Q20 start for at-home pilot study with self-administration	>$1 billion	>$2.5 billion
LungFit™ Home	Severe exacerbations due to lung infections in COPD patients	Pre-clinical	Pilot study start 2H21	>$2.5 billion	>$6 billion
Solid Tumors	Multiple solid tumors	Pre-clinical	Initial data 2Q20	TBD	TBD

Beyond Air™ The Magic of Breathing

Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

(1) All dates are based on projections and appropriate financing, anticipated first launch on a global basis pending appropriate regulatory approvals

(2) All figures are Company estimates for peak year sales: Global sales potential includes US sales potential

LungFit™ PH

Cylinder Free NO Delivery for Persistent Pulmonary Hypertension of the Newborn (PPHN)


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Beyond Air
The Magic of Breathing

First Indication: Pulmonary Hypertension (PH) Overview

NO is an established therapeutic option for patients suffering from Pulmonary Hypertension worldwide

Pulmonary Hypertension Overview

- Life-threatening condition from increased pulmonary vascular resistance resulting in decreased pulmonary blood flow
- Generally not diagnosed until multi-organ system function is affected
- NO is the de facto standard of care for PH in the hospital setting

Benefits of NO in the Treatment of PH[2]

- NO has been used as a long-term therapeutic option for patients with pulmonary hypertension
  - Approved in the U.S. by the FDA in 1999 for PPHN[3]
  - Approved in the EU in 2001 for PPHN[3] and cardiac surgery
- Inhaled NO causes an increase in the concentration level of intracellular Cyclic Guanosine Monophosphate (cGMP) and an activation of the soluble guanylate cyclase
  - Causes smooth muscle relaxation, which increases blood flow to the lungs and decreases the workload on the right ventricle

Effects of Pulmonary Hypertension[1]

Narrowing of the Pulmonary Arteries



Healthy pulmonary artery
Mild-moderate PAH
Severe PAH

Failure of Right Ventricle



Right atrium
Leaking valve
Blood vessel inflammation
Blockage in pulmonary vein
Mitral valve stenosis (narrowing)
Right ventricle

(1) "Pediatric Pulmonary Hypertension" – Guidelines from the American heart Association and American Thoracic Society
(2) Pulmonary Hypertension News – "Pulmonary Hypertension and Nitric Oxide"
(3) Persistent Pulmonary Hypertension of the Newborn

Nitric Oxide Market: Opportunity for further growth

NO is an established therapeutic option for patients suffering from Pulmonary Hypertension

Market Dynamics

- >$500M revenue market[1]
- ~8% CAGR 2014-2019 [1]
- ~5 systems per hospital [1]

Approved NO indication is for persistent pulmonary hypertension of the newborn (PPHN)

- 1st competitor entered market Q4 2019
- ~800 hospitals use NO [1]
- Potential label expansion to include cardiovascular patients

Beyond Air™ The Magic of Breathing

[1] Mallinckrodt Company Reports

LungFit™ PH : Versus Hospital Standard of Care (SOC)

Current SOC is a cylinder NO delivery system. Both the LungFit™ system and filter are smaller, safer and more practical. The LungFit™ filter is the consummate "razor blade" for NO delivery.



	Cylinder	Smart Filter
Height	45"	1.25"
Width	7.5"	2.63"
Depth	NA	1.88"
Weight	45 lbs	2.5 oz.


Beyond Air
NO2 Filter Ref 90008
Lot 19071151 Time 12 hours



	Cylinder System	LungFit™ PH	LungFit™ PH On Cart
Height	~60"	15"	60"
Width	~20"	18"	24"
Depth	~21"	14"	28"
Weight	175 lbs	32 lbs	65 lbs


22 0.5 20
Beyond Air

*Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

LungFit™ PH: Next generation NO care for patients worldwide

LungFit™ PH

Cylinder Free Nitric Oxide Therapeutic Platform

- Designed for the treatment of pulmonary hypertension for certain ventilated patients, dependent on approvals in each country, in the hospital setting(1)

- Width: ~24 inches
- Depth: ~ 28 inches
- Height: ~5 feet
- Weight: ~65 lbs


User Interface
Backup Switch
Ventilator Connections
Detachable Unit
NO_2 Filter
Beyond Air
Accessory Storage
Secure Storage

*Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

LungFit™ PH: Next generation NO care for patients worldwide

- Don't want the cart? NO problem!
- Detachable Unit (weight ~32 lbs)



LungFit PH
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†Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

Losing the High-Pressure Cylinder is a significant gain

Hospitals will have significant cost, safety & logistics advantages

- Improved operating economics for the hospital
- No burdensome inventory and storage requirements
- NO supplied as a non-hypoxic gas mixture
- No purging procedures or additional safety measures due to NO_2 buildup
- No significant capital investment required for hospitals new to NO
- Reduced training burden
- Greatly improved safety for pregnant staff members
- Reduced risk of NO_2 exposure

Our device will have significant cost advantages

Beyond Air does not have any expenses associated with a **manufacturing facility** for nitric oxide

Beyond Air does not have any expenses associated with **logistics** related to nitric oxide cylinders

COVID-19

LungFit™ Potential

-Safe

-Efficacious

-Practical



Safety First

High Concentration NO Delivery Has a Demonstrated Safety Record in People and Animals with XAIR Technology

- **Rats: 30 days** of intermittent treatments with LungFit™ at 400 ppm NO showed **no macroscopic or microscopic findings**
- **Rats: 12 weeks** of intermittent treatments with LungFit™ at 250 ppm NO showed **no macroscopic or microscopic findings**
- **Dogs: 12 weeks** of intermittent treatments with LungFit™ at 250 ppm NO showed **no macroscopic or microscopic findings**
- **Rats: Genotoxicology** study of intermittent NO at 200 – 400 ppm showed a **non-genotoxic** response at all concentrations

2,500+ Treatments administered

140+ Patients

9 Different clinical settings

0 Serious Adverse Events (SAEs) related to NO

Date	Study	Indication	Primary	Results
2011	Phase 1 Safety (n=10)	All comers	Safety	▪ **No SAEs**
2013 –2014	POC **double blind randomized** (n=43)	Bronchiolitis (**due to any virus**)	Safe & Eff	▪ **No SAEs;** 24 hour reduction in hospital length of stay
2013 - 2014	Pilot open label (n=9)	Cystic Fibrosis (CF)	Safe & Eff	▪ **No SAEs;** Lowered bacterial load
2016	Compassionate use ISR (n=2)	NTM *abscessus* (CF)	Safe & Eff	▪ **No SAEs;** clinical & surrogate endpoints improved
2017	Compassionate use **National Institute of Health, US** (n=1)	NTM *abscessus* (CF)	Safe & Eff	▪ **No SAEs;** Improvements in clinical endpoints
2017	Pilot open label (N=9)	NTM *abscessus*	Safe & Eff	▪ **No SAEs;** clinical & surrogate endpoints improved
2018	Pilot: **double blind randomized** (n=67)	Bronchiolitis (**due to any virus**)	Safe & Eff	▪ **No SAEs;** 26hr reduction in hospital length of stay
2018	Compassionate use ISR (n=1)	NTM *abscessus* (CF)	Safety	▪ **No SAEs** at 250 ppm NO dose
2019 – 2020	Pilot: **double blind randomized** (n=90)	Bronchiolitis (**due to any virus**)	Safe & Eff	▪ **No SAEs** (efficacy data expected in May 2020)

Beyond Air™ The Magic of Breathing

Nitric Oxide Mechanism of Action (MOA)

- Nitric Oxide has multiple MOA's
  - Pulmonary vasodilator
  - Anti-inflammatory
  - Antiviral
- Anti-Inflammatory:
  - Immunoregulatory functions Inhibition of T and B cell proliferation, leukocyte recruitment (adhesion, extravasation, chemotaxis), Antibody production by CD5+B cells, autoreactive T and B cell diversification [1]
- Antiviral:
  - Inhibition of viral enzymes[2]
  - Blocking of RNA synthesis [3]
  - Blocking of viral replication cycle by modifying target molecules essential for replication [3]

[1] Tripathi et al, FEMS Immunology and Medical Microbiology, December 2017
[2] Saura, M., et al., An antiviral mechanism of nitric oxide: inhibition of a viral protease. Immunity, 1999. 10(1): p. 21-8.
[3]Akerström S et al. Nitric oxide inhibits the replication cycle of severe acute respiratory syndrome coronavirus. J Virol. 2005; 79(3):1966-9.

NO Inhibits the Replication Cycle of Severe Acute Respiratory Syndrome (SARS) Coronavirus

JOURNAL OF VIROLOGY, Feb. 2005, p. 1966–1969 Vol. 79, No. 3
0022-538X/05/$08.00+0 doi:10.1128/JVI.79.3.1966–1969.2005

Nitric Oxide Inhibits the Replication Cycle of Severe Acute Respiratory Syndrome Coronavirus

Sara Åkerström,[1] Mehrdad Mousavi-Jazi,[2] Jonas Klingström,[1,3] Mikael Leijon,[2] Åke Lundkvist,[1,3] and Ali Mirazimi[1]*

Center for Microbiological Preparedness, Swedish Institute for Infectious Disease Control, Solna,[1] LightUp Technologies, Huddinge,[2] and MTC/Karolinska Institutet, Stockholm,[3] Sweden

Received 13 May 2004/Accepted 16 September 2004

Nitric oxide (NO) is an important signaling molecule between cells which has been shown to have an inhibitory effect on some virus infections. The purpose of this study was to examine whether NO inhibits the replication cycle of the severe acute respiratory syndrome coronavirus (SARS CoV) in vitro. We found that an organic NO donor, *S*-nitroso-*N*-acetylpenicillamine, significantly inhibited the replication cycle of SARS CoV in a concentration-dependent manner. We also show here that NO inhibits viral protein and RNA synthesis. Furthermore, we demonstrate that NO generated by inducible nitric oxide synthase, an enzyme that produces NO, inhibits the SARS CoV replication cycle.

Beyond Air™ The Magic of Breathing

LungFit™: A Practical Solution for COVID-19

Generated from Ambient Air, use it anywhere!


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Beyond Air NO_2 FILTER

*port in the back for supplemental oxygen

- Easy to Use:
  - Programmable by filter
  - Convenient for all
  - Use with any electrical outlet
- Portable:
  - Width 11 inches, Depth 16 inches, Height 10 inches, Weight ~20 lbs
- One system can treat multiple patients
  - Easy to change breathing circuit
    - One circuit per patient
  - Disposable filters
- One RT can operate multiple systems
  - Insert filter and press go
  - Alarms monitor performance

*Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

COVID-19: What is Beyond Air Doing Now?

- In the lab
  - BSL level 3 in Israel at Beyond Air facility
    - Testing other types of human coronavirus
  - Exploring opportunities to test SARS-CoV-2 either in the Beyond Air lab or in 3rd party labs
- In humans
  - We have been approved by FDA for a pilot study in the United States, a necessary step prior to initiating a pivotal trial
  - US trial expected to begin patient enrollment in May 2020 with completion in June/July 2020
  - We have applied for grants that have been made available around the world
- Manufacturing
  - Beyond Air prepared to scale-up upon grant approval
  - Contract manufacturers have capacity and can ramp quickly

*Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

LungFit™ BRO

High Concentration Nitric Oxide Delivery for Bronchiolitis



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Second Indication: Bronchiolitis (BRO)

Bronchiolitis is the leading cause of hospitalization for infants worldwide[1]

Bronchiolitis Overview & Market Dynamics

- ~130,000 infant hospitalizations per year in the US[2]
- Significant impact on the elderly with 177,000 hospitalizations per year in the US[3] for RSV alone
- No drugs approved for the treatment of BRO patients[4]
- Standard of care in the hospital is oxygen and hydration

Market Size

- Beyond Air estimates the global market size to be >$1.2 billion with no competitor on the market (>$2 billion including adults)
- Beyond Air's goal would be to reduce duration of BRO symptoms in infants and the length of hospitalization
- Elderly population trials to follow infants (condition is not termed bronchiolitis in adults)



(1) Scand J Trauma Resusc Emerg Med. 2014; 22: 23.; WHO
(2) Hasegawa et al. Trends in Bronchiolitis Hospitalizations in the United States, 200-2009, Pediatrics 2013
(3) CDC (due to RSV only)
(4) American Academy of Pediatrics

Bronchiolitis Overview

A leading cause of global child mortality

Bronchiolitis overview

- Bronchiolitis is an acute inflammatory injury of the bronchioles usually caused by a viral infection.
- Bronchiolitis usually affect children younger than 2 years[(1)], with a peak in infants aged 3-6 months.[(1)]
- Approximately 130,000 bronchiolitis admissions occur annually in the United States at an estimated cost of $1.73 Billion.[(2)]
- The most common cause of bronchiolitis is respiratory syncytial virus (RSV).[(3)]

Benefits of NO in the treatment of Bronchiolitis

- Inhaled Nitric Oxide (NO) has pulmonary vasodilatory properties and has been approved for the treatment of persistent pulmonary hypertension in the newborn
- Preclinical studies show that high-dose NO possesses antibacterial and anti-viral properties(4-7).

Effects of Bronchiolitis[(8)]


BRONCHITIS
inflammation and swelling of the bronchi
mucus
inflammation
BRONCHIOLITIS
inflammation and swelling of the bronchioles

No drugs approved for the treatment of BRO patients [(9)]

(1) Hasegawa K, Tsugawa Y, Brown DF, Mansbach JM, Camargo CA, Jr.: Trends in bronchiolitis hospitalizations in the United States, 2000-2009. Pediatrics 2013, 132(1):28-36.
(2) Hall CB, Weinberg GA, Iwane MK, Blumkin AK, Edwards KM, Staat MA, Auinger P, Griffin MR, Poehling KA, Erdman D et al: The burden of respiratory syncytial virus infection in young children. The New England journal of medicine 2009, 360(6):588-598.
(3) Piedimonte G, et al. Respiratory syncytial virus infection and bronchiolitis.Pediatr Rev. 2014; 35(12):519-30
(4) Ghaffari, A., et al. Efficacy of gaseous nitric oxide in the treatment of skin and soft tissue infections. Wound Repair Regen. 2007; 15(3):368-77.
(5) Miller, C.C., et al. (2013) Inhaled nitric oxide decreases the bacterial load in a rat model of Pseudomonas aeruginosa pneumonia. J Cyst Fibros 12, 817-20.
(6) Regev-Shoshani, G., et al. (2013) Prophylactic nitric oxide treatment reduces incidence of bovine respiratory disease complex in beef cattle arriving at a feedlot. Res Vet Sci 95, 606–611
(7) Regev-Shoshani, G., et al. (2017) Non-inferiority of nitric oxide releasing intranasal spray compared to sub-therapeutic antibiotics to reduce incidence of undifferentiated fever and bovine respiratory disease complex in low to moderate risk beef cattle arriving at a commercial feedlot. Prev Vet Med 138, 162-169
(8) .https://www.healthline.com/health/bronchiolitis-vs-bronchitis
(9) American Academy of Pediatrics

Beyond Air™ The Magic of Breathing

LungFit™ BRO Profile

- **Simple, Safe, Practical**
- 150ppm concentration
- 4 daily treatments each 40 minutes spaced 4-5 hours apart
- Intuitive interface
- Simple system
- Breathing circuit
- Sample line
- NO_2 Filter
- Portable: Width 11 inches, Depth 16 inches, Height 10 inches, Weight ~20 lbs



LungFit BRO
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†Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

Completed Two Pilot Bronchiolitis Trials

Data from both Pilot Bronchiolitis trials demonstrated a significant reduction in LOS

First Study Published in the December 2017 Pediatric Pulmonology Journal (Tal et.al)

2018 Trial Design and Baseline Characteristics

Data Presented at the September 2018 European Respiratory Society (ERS)

Characteristic	Std Treatment (N=34, Mean +-SD)	NO + Std (N=33, Mean +-SD)
Gender	21 M, 13 F	20 M, 13 F
Age (weeks)	16.72 +- 11.66	16.39 +-11.7
Weight (kg)	5.88 +- 1.81	5.82 +- 1.79
Gestation Week	38.17 +-1.82	38.25 +- 1.81
mTal Clinical Score	8.49 +-1.02	8.45 +-1.02
Temp.	37.37 +-0.84	37.38 +- 0.85
BP (Sys/Dia)	101.0/58.0	101.0/57.6
Heart Rate	148.5+-21.33	148.37+-21.24
Resp. Rate	56.85 +- 11.21	57.31 +- 11.08
%SpO_2 (Room Air)	88.54 +- 4.04	88.69 +-3.98

- Randomized 67 subjects at 6 sites in Israel with a 1:1 randomization between 160 ppm NO + supportive care (O2 + hydration) and supportive care alone
- Subjects were 0-12 months old with acute bronchiolitis requiring hospitalization with at least 28 weeks of gestation
- PE (primary endpoint): the difference in hospital length of stay (LOS)
- SE (secondary endpoint): time to clinical improvement using the Modified Tal score (score ≥7 and <10 to enroll, ≤ 5 is goal
- SE: the difference in time to SpO2 of >92%
- SE: Safety (specifically NO2 levels and methemoglobinemia) and Tolerability
- Treatment was five 30 minute sessions per day not to exceed 25 treatments
- All inhalations delivered by air/oxygen blender +NO via a simple mask with a minimum FiO2 of 21%

Beyond Air™ The Magic of Breathing

Completed Two Pilot Bronchiolitis Trials

Data from both Pilot Bronchiolitis trials demonstrated a significant reduction in LOS

2018 Trial Results Presented at ERS 2018


Hospital length of Stay
23.0 hours
82.2hr
59.2hr
LOS (hr, Mean±SEM)
100
75
50
25
0
std
std+NO

- Primary endpoint of Length of stay (LOS) from enrollment to time of hospital discharge.
- Welch's t-test: $p=0.085$. study was not powered for statistical significance


Oxygen Saturation
18.2 hr (p=0.053)
60.8hr
42.6hr
Time to 92% S_pO_2
(hr, mean±SEM)
70
60
50
40
30
20
10
0
Std.
Std+NO

- Secondary endpoint of time to oxygen saturation of ≥92% calculated from enrollment
- Welch's t-test: $p=0.053$


mTal Clinial Score
12.1hr
51.7hr
39.6hr
Time to clinical score ≤5
(hr, mean±SEM)
60
50
40
30
20
10
0
Std.
Std+NO

- Secondary endpoint of time to modified Tal composite score of ≤5 calculated from enrollment
- Welch's t-test: $p=0.02$

Pivotal Study in the US to Complete in 2Q22

Beyond Air™
The Magic of Breathing

Pivotal LungFit™ BRO: Bronchiolitis Study Protocol Summary

Double blind randomized placebo controlled pivotal study

- Approximately 265 subjects < 12 months of age hospitalized with acute bronchiolitis
  - Potential for a reduction in # of subject dependent on results from ongoing study in Israel (data in 2Q20)
- Study start on or about November 1, 2021 with results expected in mid-year 2022
- Four inhalations of NO (or placebo) per day for a maximum of 5 days in addition to Standard of Care (SOC)
  - Each inhalation (150 ppm NO) lasts 40 minutes and are 4-5 hours apart
- Primary Endpoint is Time to Fit for Discharge
  - Fit for Discharge is a composite end point of the time to achieve the modified Tal Score ≤ 5 and sustained $SpO_2 \geq 92\%$
- Key Secondary endpoints
  - Time to achieve the modified Tal Score ≤ 5
  - Time to achieve sustained $SpO_2 \geq 92\%$
  - Hospital Length of Stay
    - Physician decision to discharge after PE is achieved
- All Safety events will be recorded

Predictable levels of Methemoglobin ensured by Intermittent dosing


MetHb Levels Over Course of Treatment Day
Time of day

Beyond Air™
The Magic of Breathing

LungFit™ NTM

High Concentration Nitric Oxide Delivery for *Nontuberculous Mycobacteria* (NTM)


LungFit NTM
Monitor
Gas Monitoring
Low Sample Flow
Monitoring Failure
Delivery Failure
Delivery
System Ready
NO Delivering
NO Paused
NO (ppm)
250
NO_2 (ppm)
2.0
O_2 (%v/v)
21
Time Left (Mins)
30
Low
High
High
Low
High
5 L/min
15 L/min
Change Filter
Sample Inlet
Calibration
NO
NO_2
O_2
Span
Span
Span
Zero
NO Outlet
Beyond Air
NO_2 FILTER

LungFit™: Let's Bring it HOME!

Simple, Safe, Small & Superior

Plug It In

Turn It On



LungFit NTM
Monitor
Gas Monitoring
Low Sample Flow
Monitoring Failure
Delivery Failure
Delivery
System Ready
NO Delivering
NO Paused
NO (ppm)
250
Low
High
NO_2 (ppm)
2.0
High
O_2 (%v/v)
21
Low
High
Time Left (Mins)
30
5 L/min
15 L/min
Change Filter
Sample Inlet
Calibration
NO
NO_2
O_2
Span
Span
Span
Zero
NO Outlet
Beyond Air
Beyond Air NO_2 FILTER

Press Go

Place Mask on Face

Insert Filter

**Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.*

LungFit™: Let's Bring it ANYWHERE!

All You Need is a Standard Electrical Outlet


HOTEL

Beyond Air™
The Magic of Breathing

Home Market: *Nontuberculous Mycobacteria* (NTM)

NTM is an FDA disease area of focus with limited options.
Patients can die within a few years(1)

NTM Market Dynamics?

Beyond Air is targeting NTM *abscessus* (MABSC), the most aggressive and difficult to treat form of NTM and NTM MAC (mycobacterium avium complex), the most prevalent form of NTM

- There are a limited number of players in NTM
- Median survival for MAC is 13 years while for non-MAC NTM it is 4.6 years[6]
- 20% - 25% of all NTM cases in a South Korean database are MABSC[5]
- Over 180k NTM cases were estimated for 2014 in the United States[3]
- NTM costs estimated at $1.7 billion[3] with MABSC costs > 2x MAC costs
- 37% of NTM confirmed Cystic Fibrosis patients in the US are MABSC[4]

How is NTM Acquired?[2]

- Acquired by inhalation from the environment
- Water thought to be the main source
- Warmer climates have higher infection rates
- Patient to patient transmission possible

Who is at risk?[2]

- Underlying lung disease and/or genetic predisposition
- Cystic Fibrosis (CF) patients
- COPD (chronic obstructive pulmonary disease)
- Bronchiectasis patients
- Immunosuppressive therapy

1) https://www.fda.gov/downloads/Drugs/NewsEvents/UCM471341.pdf
2) Data: www.ntmfacts.com, FDA
3) Strolloet al. The Burden of Pulmonary Nontuberculous Mycobacterial. Pub 27-July-2015
4) Data presented at ATS 2017 (Derek Low et al, Medical University of South Carolina)
5) Data presented at ATS 2017 (Keun Bum Chung et al, Seoul National University College of Medicine)
6) Kotilainen, H. et al. "Clinical Findings in Relation to Mortality in Non-Tuberculous Mycobacterial Infections: Patients with Mycobacterium Avium Complex Have Better Survival than Patients with Other Mycobacteria." European Journal of Clinical Microbiology & Infectious Diseases 34.9 (2015)

Beyond Air™
The Magic of Breathing

Pulmonary Infections: e.g. *Nontuberculous Mycobacteria* (NTM)

NO has direct killing effect on multi-drug resistant *M. abscessus* in vitro



Dose Response (M. abscessus B1)
Log10 CFU/ml (mean±SEM)
Time (hr)
Control (air)
NO (160ppm)
NO (250ppm)
NO (300ppm)
NO (400ppm)

- Exogenous Nitric Oxide demonstrates a dose response effect against *M. abscessus* in vitro. Significant bacterial killing (>3-log reduction) is observed at 250ppm NO
- 250ppm Nitric Oxide shows significant bactericidal activity after 10hr continuous exposure against various clinical isolates of *M. abscessus* in vitro
- NO also demonstrates potent antibacterial activity against *P. aeruginosa*, the most common pulmonary pathogen in patients with cystic fibrosis. Continuous exposure to 200ppm NO led to 100% bacterial kill in <5hr



M. abscessus Clinical Isolates (250ppm NO)
Log10 CFU/ml (mean±SD)
Time (hr)
Controls (air)
Mabs1505
Mabs1655
Mabs1635
Mabs1651
NO



P. aeruginosa
(artificial sputum, 200ppm NO)
Log10 CFU/ml (mean±SD)
Time (hr)
Control (air)
NO (200ppm)

Data Presented at the 3RD World Bronchiectasis Conference in 2018

Pulmonary Infections:
e.g. *Nontuberculous Mycobacteria* (NTM)

NO shows synergy with clofazimine and amikacin against drug-resistant M. abscessus in vitro

NO synergistic effect seen with clofazimine (CLO) and amikacin (AMI): Each drug in combination with 3hr continuous exposure of NO demonstrates significant bactericidal activity against clinical isolates of *M. abscessus.*



NO + CLO (M. abscessus ATCC 19777)
Kruskal-Wallis (p=0.0059)
*
*
Log10 CFU/ml (mean±SD)
control
NO alone
CLO (2.0 ug/ml)
CLO (2.0 ug/ml)+NO
CLO (8.0 ug/ml)
CLO (8.0 ug/ml)+NO
CLO (15.0 ug/ml)
CLO (15.0 ug/ml)+NO

Intermittent exposure to NO demonstrates anti-mycobacterium activity: 4x40min regimen mimics anticipated human treatment regimen



NO + AMI (M. abscessus 062600_B1)
p=0.03
p=0.01
Log10 CFU/ml (mean±SD)
Control
NO alone
AMI (8 µg/ml)
AMI (8 µg/ml)+NO
AMI (16 µg/ml)
AMI (16 µg/ml)+NO



NO + AMI (M. abscessus 110917_D1)
p=0.028
p=0.02
Log10 CFU/ml (mean±SD)
Control
NO alone
AMI (8 µg/ml)
AMI (8 µg/ml)+NO
AMI (16 µg/ml)
AMI (16 µg/ml)+NO



Intermittent 250 ppm NO
(M. abscessus B1, 4x40min, 48hr)
Log10 CFU/ml (mean±SD)
cont
NO

Data Presented at ATS 2019 NTM Mini Symposium and ERS 2019

Beyond Air™ The Magic of Breathing

Source: Beyond Air management

Home Market: *Nontuberculous Mycobacteria* (NTM)

Positive clinical results in humans in a single arm pilot NTM study with 160 PPM NO

Mean change in 6MW Distance (meters) from Baseline



iNO Therapy
Off Therapy
6MWD, change from baseline (meter, mean±95% CI)
150
100
50
0
-50
1
2
3
7
11
Week

Mean change in FEV1 from Baseline



iNO Therapy
Off Therapy
FEV1, change from baseline (mean±95% CI)
8
6
4
2
0
-2
-4
1
2
3
7
11
Week

- 9 CF patients with refractory MABSC were treated at 3 centers in Israel with NO added to background antibiotic therapy
  - 160 ppm NO was given via mask for 30 min 5x/day for 14 days and 3x/day for 7 days
  - Primary endpoint of safety was met, with no NO-related serious adverse events (SAEs) observed
  - Bacterial load, as measured by qPCR showed a 65% reduction at day 81 versus baseline
    - One patient was culture negative at Day 51 and Day 81, two others had one negative culture
  - Quality-of-Life data showed positive trends on relevant questions
- 4 patients treated under compassionate use experienced similar results
  - 1 treated at NIH with generator, 1 culture conversion

Data Published in the Journal of Cystic Fibrosis (Bentur et al., 2019)

Beyond Air™ The Magic of Breathing

Pilot LungFit™ NTM Study Protocol Summary

Open label pilot study with 12 weeks of treatment and 12 weeks of observation

- Approximately 20 subjects > 18 years of age with NTM lung infection refractory to antibiotic therapy
  - Both MAC (*Mycobacterium avium* complex) and Mabs (*Mycobacterium abscessus* complex) with be included in CF and non-CF patients
- Study start fourth quarter 2020 with interim results expected 2Q21 and final results in 2H21
- Four doses of NO per day for 14 days followed by two doses of NO per day for 70 days (all patients will remain on background antibiotic therapy)
  - Each dose lasts 40 minutes and are 4-5 hours/at least 9 hours apart
  - Subjects will be titrated from 150 ppm up to 250 ppm in hospital with all subsequent administrations at home
- Primary Endpoint is Safety
- Key Secondary endpoints
  - Culture conversion/bacterial load
  - Quality of Life
  - Respiratory function
  - Physical function (activity tracker, 6MWT, etc.)

Predictable levels of Methemoglobin ensured by Intermittent dosing


MetHb Levels Over Course of Treatment Day
Time of day

Beyond Air™
The Magic of Breathing

Source: Beyond Air management

LungFit™ NTM

High Concentration
Nitric Oxide Delivery
for COPD Exacerbations


LungFit NTM
Monitor
Gas Monitoring
Low Sample Flow
Monitoring Failure
Delivery Failure
Delivery
System Ready
NO Delivering
NO Paused
NO (ppm)
250
Low
High
NO_2 (ppm)
2.0
High
O_2 (%v/v)
21
Low
High
Time Left (Mins)
30
5 L/min
15 L/min
Change Filter
Sample Inlet
Calibration
NO
Span
NO_2
Span
O_2
Span
Zero
NO Outlet
Beyond Air
NO_2 FILTER

How Big is the HOME Market for Severe Lung Infections?

COPD…

- …is the largest at-risk population for opportunistic lung infections
- There are an estimated 30m people in the US suffering from COPD[1] with 10% considered severe[2]

Data from 2010 Show[3]

- 1,075,575 estimated acute COPD exacerbation-related hospitalizations in 2010
- Average COPD exacerbation hospital LOS was 6 days in 2010
- $38,455 cost per hospitalization in 2010 translates to >$41b in cost

Mortality rate

- …after hospitalization varies between 16% and 19% in the 3 months following hospitalization, between 23% and 43% at 1 yr and is 55–60% at 5 yrs [4].

ECLIPSE

- In the ECLIPSE[5] study (Hurst et al. NEJM 2010), a 3 year observation of 1,679 moderate to severe COPD patients (GOLD 2,3 & 4)
  - 77% of patients had at least one exacerbation during the observation period
  - 47% of patients had ≥2 exacerbations in at least one of the three study years
  - 30% of patients had ≥1 exacerbation in each of the three study years
  - 12% of patients had ≥2 exacerbations in each of the three study years

Beyond Air™
The Magic of Breathing

(1) https://www.copdfoundation.org/What-is-COPD/Understanding-COPD/Statistics.aspx; (2) https://www.atsjournals.org/doi/pdf/10.1513/pats.200701-001FM 16; (3) Jinjuvadia et al., Trends in Outcomes, Financial Burden, and Mortality for Acute Exacerbation of Chronic Obstructive Pulmonary Disease (COPD) in the United States from 2002 to 2010 Journal of Chronic Obstructive Pulmonary Disease 2017;
(4)Raherison C and Girodet PO. Epidemiology of COPD. Eur Respir Rev. 2009;18(114):213-221;
(5) Evaluation of COPD Longitudinally to Identify Predictive Surrogate Endpoints

NO Kills…………………………… MANY BUGS

NO has BROAD SPECTRUM activity at 200 ppm(1)

B Streptococcus



CFU\mL
1.0×10^07
1.0×10^06
1.0×10^05
1.0×10^04
1.0×10^03
1.0×10^02
1.0×10^01
1.0×10^00
0.0
2.5
5.0
Hours

Additional Bacteria

1. **S. aureus**
2. **P. aeruginosa**
3. **S. marcescens**
4. **Klebsiella**
5. **S. maltophilia**
6. **E. aerogenes**
7. **A. baumanii**
8. **MRSA**
9. **C. albicans**
10. **E. coli**

Mycobacterium Smegmatis



CFU\mL
1.0×10^07
1.0×10^06
1.0×10^05
1.0×10^04
1.0×10^03
1.0×10^02
1.0×10^01
1.0×10^00
0.0
2.5
5.0
7.5
10.0
12.5
Hours

Exposure time to eliminate bacteria ranged from 2 - 10hrs with exposure kill times for Additional Bacteria inside this range

NO dose response demonstrated with influenza A/victoria H3N2 providing evidence of eradication at 160 ppm and higher(1)



Continuous nitric oxide 40ppm and 80ppm
PFU's/ml
150
125
100
75
50
0
1
2
3
4
5
Time
Control
40ppm NO
80ppm NO



Continuous nitric oxide160ppm and 800ppm
PFU's/ml
350
300
250
200
150
100
50
0
0
1
2
3
4
5
Time
Control
160ppm NO
800ppm NO

- Herpes Simplex Virus 1 (Croen et al. J Clin Invest 1993)
- Cocksackievirus (Zaragoza et al. J Clin Invest 1997)
- Japanese encephalitis virus (JEV} (Yi-Ling et al. J of Virology 1997)

(1) Experiment was done by PulmoNOx Technologies

COPD Exacerbations Due to opportunistic infections from a variety of pathogens

#	Pathogen	Percentage of patients	Ref.
1	*Haemophilus influenzae*	13%-50%	[1], [2]
2	*Moraxella catarrhalis*	9-21%	[2]
3	Streptococcus pneumoniae	7-26%	[1], [2]
4	Rhinovirus	4-29%	[1], [3]
5	Influenza virus	16%	[1]
6	*Staphylococcus aureus*	10%	[1]
7	Respiratory syncytial virus (RSV)	8%	[1]
8	Parainfluenza virus	8%	[1]
9	*Mycoplasma pneumoniae*	8%	[1]
10	*Pseudomonas aeruginosa*	1-13%	[1], [2]
11	Coronavirus	3.96-5.5%	[3]
12	Adenovirus	0-11.1%	[1], [4]

[1] Shimizu K, et al. Pathogens in COPD exacerbations identified by comprehensive real-time PCR plus older methods. Int J Chron Obstruct Pulmon Dis. 2015;10:2009-16.

[2] Sethi S. Bacteria in exacerbations of chronic obstructive pulmonary disease: phenomenon or epiphenomenon? Proc Am Thorac Soc. 2004;1(2):109-14.

[3] https://www.atsjournals.org/doi/pdf/10.1513/pats.2306030

[4] Kokturk N, Bozdayi G2, Yilmaz S, et al. Detection of adenovirus and respiratory syncytial virus in patients with chronic obstructive pulmonary disease: Exacerbation versus stable condition. Mol Med Rep. 2015;12(2):3039-46.



Gaseous Nitric Oxide for Solid Tumors

NO is a Powerful Anti-Cancer Agent, But How Powerful?

- NO has been reported to show anticancer properties at high concentrations
- At high concentrations, NO induces DNA damage, and as a result, p53 is upregulated, leading to cell growth arrest and apoptosis


N
O



- Tumor regression
- Oxidative and nitrosative stress
- Mitochondrial and DNA damage



Seabra AB, Durán N. oxide donors for prostate and bladder cancers: Current state and challenges. Eur J Pharmacol. 2018; 826:158-168

- Local ablation of a tumor resulting in the release of tumor antigens has been a goal in the fight against solid tumors
- NO at concentrations in excess of 5,000 ppm may provide the tool necessary for local ablation resulting in tumor antigen release

What have we done so far?

In-vitro studies

The effect of gaseous NO on different cancer cell lines *in-vitro*

- Colon
- Breast
- Melanoma
- Prostate
- Lung
- Pancreas

Data to be presented at the American Association for Cancer Research (AACR) April 24-29
POSTPONED DUE TO COVID-19 PANDEMIC TO JUNE 22, 2020 VIA VIRTUAL AACR

In-vivo studies

>70 mice studied



Beyond Air™ The Magic of Breathing

Can Safety Be Maintained for Patients and Caregivers?


16THS
1 millimetre (mm) = 0.04 inch
1 metre (m) = 3.28 feet
1 kilometre (km) = 0.62 mile
LENGTH
1 inch = 25.4 mm
1 foot = 0.3 m
1 mile = 1.6 km

- Miniature Cylinder for single dose
  - Small amount maintains safety in case of premature NO release
  - Easy to handle
  - Easy to transport
- Proprietary delivery systems developed
  - Optimization of system ongoing
  - Patents filed

Additional Information


LungFit PH
MENU
ZERO
CAL
MUTE
O2(%)
NO2(ppm)
NO(ppm)
22
0.5
20
18 100
3.0
15 25
O2
NO2
NO
NO SET
Beyond Air
The Magic of Breathing

Financial and Patent Information

Ticker	XAIR
Exchange	NASDAQ
Share Price	$7.37 (as of April 30, 2020)
Shares Outstanding	16.2 million

As of March 31, 2020

Cash & Marketable Securities	$25 million
Debt	$5 million
Expected Monthly Burn excluding clinical trials is approximately $1M-1.1M	

- > 20 issued patents expiring through 2033
- > 10 pending patents, if issued, may extend the last expiration through 2037
- Beyond Air believes that its patent portfolio is strong and broad
  - The generator
  - The breathing circuit
  - NO concentration
  - NO action in the body
  - NO dosing
  - NO2 filter
  - Method of Use
  - Cancer
  - Coronavirus
  - Solid tumors

Beyond Air™
The Magic of Breathing

Management Team

Highly experienced and successful team of industry experts



Steve Lisi
Chairman and CEO

- 18 years experience as a Healthcare investor
- 3 years as SVP Head of Strategy and BD at Avadel (AVDL)
- Previously worked in HC investments at SAC Capital, Millennium Management, and was a partner at Deerfield



Amir Avniel
President & COO

- 15 years of executive-level experience in finance, business development and operations, including M&A
- Previously worked at Rosetta Genomics (Founder) Rosetta Green (sold to Monsanto) and Monsanto



Duncan Fatkin
CCO

- 25+ years' experience across global medical device & biopharma companies, including Becton Dickinson, Zimmer Biomet & DePuy/J&J
- Strong track record of commercialization, leading marketing & sales
- Member of the Chartered Institute of Marketing for 30 years



Giora Davidai
CMO

- Prior to industry, was a pediatric nephrologist at Duke
- 23 years' experience in clinical research with >10 drugs approved, including Phase 2-IV development of Spiriva
- Previously worked at Boehringer Ingelheim and Glaxo



Douglas Beck
CFO

- Over 10 years serving as CFO for 5 companies, including 3 Biotechs
- Has helped companies raise over $100 million in equity & debt
- Serves on the New York State Society of CPAs Chief Financial Officer & SEC committee



Frederick Montgomery
VP, Medical Systems

- Developed all FDA approved NO systems used by Ino Therapeutics, Ikaria and Mallinckrodt
- Author on over 30 NO related patents including InoPulse
- Previously worked at Ikaria and NitricGen



Rhona Shanker
VP, Regulatory Affairs

- 35 years of FDA experience
- 22 years at the Device Division of FDA, with the final 10 years as an expert device reviewer



Mike Gaul
SVP, Operations

- 30+ years' in commercial and R&D operations for medical devices at Sparton Corporation, SynCardia Systems and Robotic Vision Systems
- Proven track record in leading successful projects from concept to FDA approval and commercial success

Beyond Air™
The Magic of Breathing

Board of Directors

Board of Directors with vast industry experience

	**Steve Lisi** Chairman and CEO	▪ 18 years experience as a Healthcare investor ▪ 3 years as SVP Head of Strategy and BD at Avadel (AVDL) ▪ Previously worked in HC investments at SAC Capital, Millennium Management, and was a partner at Deerfield	DEERFIELD Avadel Pharmaceuticals
	**Amir Avniel** President & COO	▪ 15 years of executive-level experience in finance, business development and operations, including M&A ▪ Previously worked at Rosetta Genomics (Founder) Rosetta Green (sold to Monsanto) and Monsanto	ROSETTA GREEN MONSANTO
	**Ron Bentsur** Director	▪ Director since August 2015 ▪ CEO and Director of UroGen Pharma since 2015 ▪ Previous CEO and Director of Keryx Biopharmaceuticals ▪ Previous CEO of XTL Biopharmaceuticals	UroGen Pharma KERYX XTLbio
	**Erick Lucera** Director	▪ Director since August 2017 ▪ CFO at Valeritas ▪ Previous CFO of Viventia Bio ▪ Previous VP Corporate Development at Aratana	valeritas VIVENTIA BIO INC
	**Yoori Lee** Director	▪ Director since January 2018 ▪ Co-founder and President of Trio Health Advisory Group ▪ 15 years at Leerink Partners LLC ▪ Helped found the MEDACorp network	Trio Health LEERINK
	**Bill Forbes** Director	▪ President and CEO of Vivelix Pharmaceuticals, Ltd. ▪ Former Chief Development Officer and Head of Medical and R&D as Salix Pharmaceuticals ▪ Responsible for more than a dozen NDA/SNDA approvals	Salix Pharmaceuticals Vivelix
	**Robert F. Carey** Director	▪ Director since February 2019 ▪ Served as Executive VP and Chief Business Officer at Horizon Pharma ▪ Previous Managing Director at JMP Securities	HORIZON PHARMA JMP

Beyond Air™ The Magic of Breathing

Beyond Air: Revolutionizing the Delivery of Nitric Oxide (NO)

Beyond Air has developed LungFit™ to treat respiratory conditions and a proprietary delivery system targeting solid tumors

LungFit™

- Beyond Air's LungFit™ generator and delivery system generates NO from ambient air, eliminating the need for expensive and cumbersome cylinders
- Beyond Air's system provides significant advantages over approved NO cylinder based systems currently used in hospitals around the world AND may allow for use in the home setting to treat certain respiratory conditions

LungFit™ Indications Address Large Markets

Target Patient Population	US Sales Potential	WW Sales Potential	Launch Year[1]
Pulmonary Hypertension[2] (in-hospital)	>$300 million	>$600 million	2021
COVID-19 (in-hospital)	Not available	Not available	2021
Bronchiolitis[3] (in-hospital)	>$500 million	>$1.2 billion	2023
Severe Lung Infections[4] (at home)	>$3 billion	>$8 billion	2025

Demonstrated Safety Profile

- More than 2,000 treatments in over 110 patients across 9 studies at NO concentrations $\geq$150 parts per million (ppm)
- No Serious Adverse Events (SAEs) related to NO therapy

Solid Tumors

- Ultra High Concentration Nitric Oxide may have anti tumor properties
- Beyond Air's tumor targeting delivery system allows for local ablation
- In vitro and in vivo pre-clinical work has been performed

(1) Anticipated first launch on a global basis pending appropriate regulatory approvals
(2) Market size source: MNK public filings, LTM 4Q19 sales of INOmax system
(3) Market size source: Pelletier et al. Direct medical costs of hospitalizations in the United States, Pediatrics 2006
(4) Company estimates for NTM and COPD exacerbation markets

Beyond Air™ The Magic of Breathing

For more information contact:
Investor Relations
IR@beyondair.net
www.beyondair.net


LungFit PH
MENU
ZERO
CAL
MUTE
O2(%)
22
NO2(ppm)
0.5
NO(ppm)
20
18 100
3.0
15 25
O2
NO2
NO
NO SET
Beyond Air
The Magic of Breathing